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                                                                    EXHIBIT 3.53

                           CERTIFICATE OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                      CONSULTANT PATHOLOGY ASSOCIATES, INC.

     The undersigned officer of CONSULTANT PATHOLOGY ASSOCIATES, INC., an Ohio corporation for profit (the "Corporation"), does hereby certify that in a writing signed by all of the directors and all of the shareholders who would be entitled to a notice of a meeting held for such purpose, the following amendments to the Corporation's Articles of Incorporation were adopted. This amendment to the Articles of Incorporation is to be filed under Ohio Revised Code Section 1785.01 et. seq. for a professional corporation.

     RESOLVED, that the following amendment is hereby adopted;

     FIRST: Article 1. of the Corporation's Articles of Incorporation is hereby amended in its entirety as follows:

               The name of the corporation is: AMERIPATH YOUNGSTOWN, INC.

     IN WITNESS WHEREOF, the undersigned officer, acting for and on behalf of the Corporation has hereunto subscribed his name this 30th day of September, 1998.


                                           By: /s/ Robert P. Wynn
                                               ---------------------------------
                                               Robert P. Wynn, Vice President

[SEAL]

                                                                   RECEIVED

                                                                 OCT 06 1998

                                                                   BOB TAFT
                                                              SECRETARY OF STATE

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[LOGO]
                                                                         #948971

Prescribed by                                          Approved RB
Bob Taft, Secretary of State                           Date 7/17/96
30 East Broad Street, 14th Floor                       Fee 50.00
Columbus, Ohio 43266-0418                              96071740801
Form CON (July 1994)                                   EFF. 8/1/96

                          CERTIFICATE OF CONSOLIDATION

     IN ACCORDANCE WITH THE REQUIREMENTS OF OHIO LAW, THE UNDERSIGNED CORPORATIONS, LIMITED LIABILITY COMPANIES AND/OR LIMITED PARTNERSHIPS, DESIRING TO AFFECT A CONSOLIDATION, NOT FORTH THE FOLLOWING FACTS:

I.   NEW ENTITY CREATED BY CONSOLIDATION

     A.   The name of the entity created by the consolidation is:

          Consultant Pathology Associates Inc.

     B. The entity created by the consolidation is a: (PLEASE CHECK THE APPROPRIATE BOX AND FILL IN THE APPROPRIATE BLANKS)

     [X]  Domestic (Ohio) corporation

     [ ] Foreign (Non-Ohio) corporation incorporated under the laws of the state/ country of ______________.

     [ ]  Domestic (Ohio) limited liability company

     [ ] Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of ___________________.

     [ ]  Domestic (Ohio) limited partnership

     [ ] Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of ____________________.

[SEAL]

                                                                    RECEIVED

                                                                  JUL 29 1996

                                                              SECRETARY OF STATE

II.  CONSOLIDATING ENTITIES

     The name, type of entity, and state/country of incorporation or organization, respectively, of each entity, other than the new entity, which is a party to the merger are as follows:

(IF INSUFFICIENT SPACE TO COVER THIS ITEM, PLEASE ATTACH A SEPARATE SHEET LISTING THE CONSOLIDATING ENTITIES; OHIO LIMITED PARTNERSHIPS AND FOREIGN QUALIFIED LIMITED PARTNERSHIPS MUST INCLUDE REGISTRATION NUMBER)

[SEAL]

                                                                    RECEIVED

                                                                  JUL 17 1996

                                                              SECRETARY OF STATE

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
NAME                         STATE/COUNTRY OF ORGANIZATION       TYPE OF ENTITY
Pathology Consultants, Inc.             Ohio               Professional Corporation
---------------------------             ----               ------------------------
Pathology Associates of
Northeast  Ohio, Inc.                   Ohio               Professional Corporation

---------------------------  ----------------------------  ------------------------

---------------------------  ----------------------------  ------------------------

---------------------------  ----------------------------  ------------------------

---------------------------  ----------------------------  ------------------------

---------------------------  ----------------------------  ------------------------

---------------------------  ----------------------------  ------------------------

III. CONSOLIDATION AGREEMENT ON FILE

     The name and mailing address of the person or entity from whom/which eligible person may obtain a copy of the agreement of consolidation upon written request:

       NAME                                    ADDRESS

  John T. Mulligan               600 Superior Avenue, E., #2100
  ----------------               -----------------------------------------------
                                 (street and number)

                                 Cleveland                     Ohio      44114
                                 -----------------------------------------------
                                 (city, village or township)  (state) (zip code)

IV.  EFFECTIVE DATE OF CONSOLIDATION

     This consolidation is to be effective:

     On August 1, 1996 (IF A DATE IF SPECIFIED, THE DATE MUST BE A DATE ON OR AFTER THE DATE FILLING; THE EFFECTIVE DATE OF THE CONSOLIDATION CANNOT BE EARLIER THAN THE DATE OF FILING; IF NO DATE IS SPECIFIED, THE DATE OF FILING WILL BE THE EFFECTIVE DATE OF THE CONSOLIDATION).

V.   CONSOLIDATION AUTHORIZED

     The laws of the state or country under which each constituent entity exists, permits this consolidation.

     This consolidation was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

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VI.   STATUTORY AGENT

      The name and address of the statutory agent upon whom any process, notice or demand against any constituent entity or the new entity may be served is:

       NAME                                    ADDRESS

  John T. Mulligan               600 Superior Avenue, E., #2100
  ----------------               -----------------------------------------------
                                     (complete street, address)

                                 Cleveland, Ohio                 44114
                                 -----------------------------------------------
                                 (city, village or township)   (zip code)

      ACCEPTANCE OF AGENT

      The undersigned, named herein as the statutory agent upon whom service of process against any constituent entity or the new entity may be served, hereby acknowledges and accepts the appointment of statutory agent.

                                  /s/ John T. Mulligan
                                  ----------------------------------------------
                                  SIGNATURE OF AGENT

VII.  STATEMENT OF CONSOLIDATION

      Upon filing, or upon such later date as specified herein, the consolidating entity/entities listed herein shall consolidate to form the listed new entity.

VIII. ARTICLES OF INCORPORATION, ARTICLES OF ORGANIZATION OR CERTIFICATE OF LIMITED PARTNERSHIP

      The articles of incorporation, [ILLEGIBLE] of the new domestic (Ohio) entity herein, are as set forth in the attached "Exhibit A"

      (PLEASE NOTE THAT ARTICLES OF INCORPORATION, ARTICLES OF ORGANIZATION OR TO A CERTIFICATE OF LIMITED PARTNERSHIP MUST BE ATTACHED IF THE NEW ENTITY IS TO BE A DOMESTIC CORPORATION, LIMITED LIABILITY COMPANY, OR LIMITED PARTNERSHIP.)

IX.   QUALIFICATION OR LICENSURE OF FOREIGN SURVIVING ENTITY

      A. The foreign corporation, limited liability company, or limited partnership created by and through this consolidation hereby states that it desires to transact business in Ohio as a foreign corporation, foreign limited liability company, or foreign limited partnership, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the State of Ohio. The name and complete address of the statutory agent is:

---------------------------------               --------------------------------
(name)                                               (street and number)

                                                     Ohio
---------------------------------,                       -----------------------
(city, village or township)                                   (zip code)

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     The subject newly created foreign corporation, limited liability company or limited partnership irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State if the agent cannot be found, if the corporation, limited liability company or limited partnership fails to designate another agent when required to do so, or if the corporation's, limited liability company's, or limited partnership's license or registration to do business in Ohio expires or is cancelled.

     B. The qualifying entity also states as follows: (complete only if applicable)

          1.   FOREIGN QUALIFYING LIMITED LIABILITY COMPANY
               (If the qualifying entity is a foreign limited liability company, the following Information must be completed)

               a. The name of the limited liability company in its state of organization/registration is ________________
                    ______________________________________________

               b. The name under which the limited liability company desires to transact business in Ohio is_____________

               c.   The limited liability company was organized or registered on under the laws of the
                    ---------------------------
                    month     day      year
                    state/country of _____________________.

               d. The address to which Interested persons may direct request for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is: _________________

          2.   FOREIGN QUALIFYING LIMITED PARTNERSHIP

               (If the qualifying entity is a foreign limited partnership, the following information must be completed)

               a.   The name of limited partnership is _________

               b.   The limited partnership was formed on
                                                          ----------------------
                                                          month  day  year
                    under the laws of the state/country of _____________________

               c. The address of the office of the limited partnership in its state/country of organization is ______________

               d.   The limited partnership's principal office address is ______

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               e.   The names and business or residence addresses of the GENERAL partners of the partnership are as follows:

                    Name                             Address

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    (IF INSUFFICIENT SPACE TO COVER THIS ITEM, PLEASE ATTACH A SEPARATE SHEET LISTING THE GENERAL PARTNERS AND THEIR RESPECTIVE ADDRESSES)

               f. The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    THE LIMITED PARTNERSHIP HEREBY CERTIFIES THAT IT SHALL MAINTAIN SAID RECORDS UNTIL THE REGISTRATION OF THE LIMITED PARTNERSHIP IN OHIO IS CANCELLED OR WITHDRAWN.

IN WITNESS WHEREOF, the undersigned constituent entities have caused this certificate of consolidation to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

                                                 Pathology Associates of
     Pathology Consultants, Inc.                  Northeast Ohio, Inc.
---------------------------------------    -------------------------------------
exact name of entity                       exact name of entity

By: /s/ [ILLEGIBLE]                        By: /s/ [ILLEGIBLE]
   ------------------------------------      -----------------------------------
Its:         President                     Its:      President
    -----------------------------------        ---------------------------------

Date:                                      Date:
     --------------------------                 ----------------------


---------------------------------------    -------------------------------------
exact name of entity                       exact name of entity

By:                                        By:
   ------------------------------------      -----------------------------------
Its:                                       Its:
    -----------------------------------        ---------------------------------

Date:                                      Date:
     --------------------------                 ----------------------

Date:                                      Date:
     --------------------------                 ----------------------


---------------------------------------    -------------------------------------
exact name of entity                       exact name of entity

By:                                        By:
   ------------------------------------      -----------------------------------
Its:                                       Its:
    -----------------------------------        ---------------------------------

Date:                                      Date:
     --------------------------                 ----------------------


---------------------------------------    -------------------------------------
exact name of entity                       exact name of entity

By:                                        By:
   ------------------------------------      -----------------------------------
Its:                                       Its:
    -----------------------------------        ---------------------------------

Date:                                      Date:
     --------------------------                 ----------------------


---------------------------------------    -------------------------------------
exact name of entity                       exact name of entity

By:                                        By:
   ------------------------------------      -----------------------------------
Its:                                       Its:
    -----------------------------------        ---------------------------------

Date:                                      Date:
     --------------------------                 ----------------------

[ILLEGIBLE]

                            ARTICLES OF INCORPORATION
                                       OF
                      CONSULTANT PATHOLOGY ASSOCIATES. INC.

     The undersigned, desiring to form a corporation for profit under Chapter 1785 of the Ohio Revised Code, do hereby certify as follows:

     1 - NAME. The name of the corporation is Consultant Pathology Associates, Inc.

     2 - PRINCIPAL OFFICE. The corporation's principal office is located in the City of Youngstown, County of Mahoning, State of Ohio.

     3 - PURPOSE. The sole purpose for which this corporation is formed is to render the professional services of physicians licensed to practice medicine in the state of Ohio, and to do such things as are necessary or proper in connection therewith.

     4 - SHARES. The maximum number of shares which the corporation is authorized to have outstanding is seven hundred fifty (750), all of which shall be common shares without par value.

     5 - PURCHASE OF SHARES. The corporation, by action of its directors, has the right and authority to purchase any of its outstanding shares at such price and upon such terms as are agreed upon between the corporation and the selling shareholder, whenever the corporation has funds legally available for such purchase.

     6 - CONFLICT OF INTEREST. A director or officer of the corporation shall not be disqualified, because of his office, from dealing or contracting with the corporation as a vendor, purchaser, employee, agent or otherwise; nor shall any transaction of the corporation be void or voidable or in any way affected or invalidated by reason of the fact that any such director or officer, or any firm of which such director or officer is a member, or any corporation of which such director or officer is a shareholder, director, or officer, is in any way interested in such transaction if the fact that such director, officer, firm, or corporation is so interested is disclosed to or is known by such directors of the corporation who are present at the meeting of the directors at which action upon such transaction is taken; nor shall any such director or officer be accountable or responsible to the corporation with respect to any such transaction of the corporation or for any gains or profits realized by him because he, or any firm of which he is a member, or any corporation of which he is a shareholder, officer, or director, is interested in such transaction; and any such director may be counted in determining the existence of a quorum at any meeting of the directors of the corporation which will authorize or take action with respect to any such transaction, and may vote thereat to authorize, ratify, or approve any such transaction with like force and effect as if he, or any firm of which he is a member, or any corporation of which he is a shareholder, officer, or director, were not interested in such transaction. As used herein, "transaction" includes any contract or other act of the corporation.

     7 - PRE-EMPTIVE RIGHTS. The pre-emptive right to purchase additional shares or other securities of the corporation is expressly denied to all shareholders of all classes.

     IN WITNESS WHEREOF, I have hereunto subscribed my name on July 24, 1996.


                                                        /s/ John T. Mulligan
                                                     ---------------------------
                                                          John T. Mulligan

                                                         SOLE INCORPORATOR

                          ORIGINAL APPOINTMENT OF AGENT

     The undersigned, being the sole incorporator of CONSULTANT PATHOLOGY ASSOCIATES, INC., hereby appoint JOHN T. MULLIGAN, a natural person, resident of the State of Ohio, upon whom any process, notice, or demand required or permitted by statute to be service upon the corporation may be served.

     His complete address is:              2100 Bank One Center
                                           600 Superior Avenue, East
                                           Cleveland, Ohio 44114
                                           (Cuyahoga County)


                                                        /s/ John T. Mulligan
                                                     ---------------------------
                                                          John T. Mulligan

                                                         SOLE INCORPORATOR

                            ACCEPTANCE OF APPOINTMENT

     The undersigned, John T. Mulligan, named herein as the statutory agent for CONSULTANT PATHOLOGY ASSOCIATES, INC., hereby acknowledges and accepts the appointment of statutory agent for said corporation.

                                                           /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                           Statutory Agent